Exhibit 21.1

Subsidiaries of Arthur J. Gallagher & Co.

In the following list of subsidiaries of Arthur J. Gallagher & Co., those companies that are indented represent subsidiaries of the corporation under which they are indented. Except for directors’ qualifying shares, 100% of the voting stock of each of the subsidiaries listed below, other than those indicated by footnote, is owned of record or beneficially by its indicated parent.

Name	State or Other Incorporation
Arthur J. Gallagher & Co.	Delaware
AJG Meadows, LLC	Delaware
Gallagher Risk Group LLC	Delaware
Gallagher (Bermuda) Insurance Solutions Ltd.	Bermuda
Fortress Insurance, LLC	Delaware
RIL Administrators (Guernsey) Ltd.	Guernsey
Sentinel Indemnity, LLC	Delaware
Artex Risk Solutions, Inc.	Anguilla
Protected Insurance Company	Bermuda
Arthur J. Gallagher Latin America, LLC	Illinois
JPGAC, LLC	Delaware
Bollinger, Inc.	New Jersey
Bollinger Insurance Services, Inc.	Delaware
Risk Placement Services, Inc.	Illinois
First Premium, Inc.	Louisiana
Premium Finance Corporation	Wisconsin
American Freedom Carriers, Inc.	Indiana
College and University Scholastic Excess Risk Purchasing Group, LLC	California
Consolidated Casualty Specialties, LLC	Delaware
Pronto Holdco, Inc.	Delaware
Pronto Premium Finance, LLC	Texas
Pronto Franchise, LLC	Texas
Pronto Insurance Agency of Laredo, Inc.	Texas
Pronto General Agency Management, LLC	Texas
Pronto General Agency, Ltd	Texas
Pronto Holding Florida, LLC	Delaware
Pronto Florida General Agency, LLC	Delaware
Pronto Florida Claims, LLC	Delaware
Pronto Holding California LLC	Delaware
Premier Insurance Services Inc.	California
Big Savings Insurance Agency, Inc.	California
Pronto California General Agency, LLC	Delaware
Pronto California Agency, LLC	Delaware
AJG Financial Services, LLC	Delaware
Arthur J. Gallagher Service Company, LLC	Delaware
Gallagher Corporate Services, LLC	Delaware
Arthur J. Gallagher & Co. (Illinois)	Illinois
Gallagher Mauritius Holdings	Mauritius
Gallagher Service Center LLP	India
Arthur J. Gallagher (U.S.) LLC	Delaware
Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Delaware
Arthur J. Gallagher Risk Management Services, Inc.	Illinois
AJG Coal, LLC	Delaware
HPF Investments, LLC	Delaware
Gallagher Clean Energy, LLC	Delaware
Gallagher Holdings Bermuda Company Limited	Bermuda
MG Advanced Coal Technologies-1, LLC	Delaware
Advanced Energy Systems, LLC (1)	Delaware
AJG RCF LLC	Delaware
Allied Claims Administration, Inc. (2)	Georgia
Housing Authorities Services Risk Purchasing Group, LLC	Louisiana
AJGRMS of Louisiana, LLC	Louisiana
Gallagher Mississippi Brokerage, LLC	Mississippi
Healthcare Professionals Purchasing Group, LLC	Delaware
Professional Agents Risk Purchasing Group, LLC	Delaware
Protection Plan Association, Inc.	District of Columbia
Insurance Plus Risk Purchasing Group, LLC	Delaware

Name	State or Other Incorporation
Reassurance Holdings, Inc.	Delaware
Velo Holdings Inc.	Delaware
V2V Holdings LLC	Delaware
Carefree Marketing, Inc.	Illinois
Coverdell & Company, Inc.	Illinois
Discount Development Services, L.L.C.	Illinois
Uni-Care, Inc.	Illinois
Memberworks Canada LLC	Delaware
Coverdell Canada Corporation	Canada
Velo ACU LLC	Delaware
FYI Direct, LLC	Delaware
Vertrue LLC	Delaware
Adaptive Marketing LLC	Delaware
FYI Direct Canada Corporation	Canada
Arthur J. Gallagher Risk Management Services (Hawaii), Inc.	Hawaii
Arthur J. Gallagher Risk Management Services of Utah, Inc.	Utah
Arthur J. Gallagher & Co. Insurance Brokers of California, Inc.	California
Charity First Insurance Services, Inc.	California
Arthur J. Gallagher Real Estate Risk Purchasing Group, LLC	California
Arthur J. Gallagher School Risk Purchasing Group, LLC	California
Arthur J. Gallagher Financial Services Professionals Risk Purchasing Group, LLC	California
Nonprofit Insurance Risk Purchasing Group, LLC	California
Gallagher Community Clinic RPG, LLC	California
Artex Risk Solutions, Inc.	Delaware
Copper Mountain Assurance, Inc.	Utah
CMA Solutions, LLC	Utah
Artex Insurance (Tennessee) PCCIC, Inc.	Tennessee
Bluewater Incorporated Cell Insurance Company	Tennessee
Horseshoe Insurance Services Holdings US, Inc.	Delaware
Gallagher Benefit Services, Inc.	Delaware
GBS Retirement Services, Inc.	New York
GBS Insurance and Financial Services, Inc.	Delaware
GBS Administrators, Inc.	Washington
Gallagher Fiduciary Advisors, LLC	Delaware
GBS Specialty Markets, LLC	Delaware
Gallagher Investment Advisors, LLC	Delaware
EHE Holdings, LLC	Michigan
The EHE Group, LLC	Michigan
The EHE Insurance Agency, LLC	Michigan
AHC Digital LLC	Minnesota
Gallagher Bassett Services, Inc.,	Delaware
Gallagher Bassett Aires, Inc.	Illinois
MedInsights, Inc.	Delaware
Gallagher Bassett International Ltd.	England
Gallagher Bassett Insurance Services, Ltd.	England
Countrywide Accident Assistance Limited	England
Strata Solicitors Ltd	England
HMG-PCMS Limited	England
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Services Pty Ltd.	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd.	Australia
Gallagher Bassett NZ Pty Ltd.	New Zealand
PT IBS Insurance Broking Service (3)	Indonesia
Arthur J. Gallagher (Bermuda) Holding Partnership (4)	Bermuda
Muf Investments S.a.r.l. (5)	Luxembourg
Arthur J. Gallagher Chile Corredores de Reaseguros, S.A. (6)	Chile
AJG Holding (Chile) SpA. (7)	Chile
Arthur J. Gallagher Corredores de Seguros S.A. (8)	Chile
Arthur J Gallagher (Norway) Holdings AS	Norway
Bergvall Marine A.S.	Norway
Gallagher Colombia (UK) Limited (9)	England
Gallagher RE Colombia Ltda Corredores de Reaseguros SA	Colombia
Gallagher Consulting Ltda	Colombia
Arthur J. Gallagher Corredores de Seguros S.A. (10)	Colombia
Arthur J. Gallagher Peru Corredores de Reaseguros, S.A. (11)	Peru
Arthur J. Gallagher Peru Corredores de Seguros S.A. (12)	Peru
Arthur J. Gallagher Asesoria S.A.C.	Peru

Name	State or Other Incorporation
Pastel Holdings Pty Limited	Australia
GBS (Australia) Holdings Pty Ltd	Australia
Gallagher Benefit Services Pty Ltd	Australia
Complete Financial Balance Pty Ltd	Australia
Finergy Solutions Pty Ltd	Australia
Avantek Pty Ltd	Australia
Personal Advice Services Pty Ltd	Australia
Super Advice Corporate Services Pty Ltd	Australia
Arthur J. Gallagher (Life Solutions) Ltd	Australia
Bellisle Pty Ltd	Australia
Fortress Financial Solutions Pty Ltd	Australia
Blueleaf Consulting Pty Ltd.	Australia
Pastel Purchaser Pty Limited	Australia
Elantis Premium Funding Limited	Australia
OAMPS Limited	Australia
Gallagher Risk Placements Pty Ltd	Australia
Arthur J. Gallagher & Co. (AUS) Ltd	Australia
Strathern Integration Holdco Pty Ltd	Australia
Kingspark Enterprises Pty Ltd	Australia
Instrat Integration Holdco Pty Ltd	Australia
Instrat Insurance Brokers Pty Ltd	Australia
Insure Pty Ltd	Australia
Strathern Insurance Group Pty Ltd	Australia
Strathern Unit Trust	Australia
Strathearn Insurance Brokers (Qld) Trading Trust	Australia
Secure Enterprises Pty Ltd	Australia
Parkstar Enterprises Pty Ltd	Australia
OAMPS Gault Armstrong Pty Ltd	Australia
Gault Armstrong Kemble Pty Ltd	Australia
Gault Armstrong SARL	New Caledonia
Milne Alexander Pty Ltd	Australia
MA Underwriting Pty Ltd	Australia
I-Protect Underwriting Pty Ltd	Australia
Arthur J. Gallagher Australasia Holdings Pty Ltd.	Australia
Pen Underwriting Group Pty. Ltd.	Australia
Arthur J. Gallagher (Aus) Pty Ltd	Australia
InsSync Group Pty Ltd	Australia
Pen Underwriting Pty Ltd	Australia
Pastel Holding (NZ) Company	New Zealand
Pastel Purchaser (NZ) Limited	New Zealand
Mike Henry Insurance Brokers Limited	New Zealand
Mike Henry Insurance Funding Limited	New Zealand
Arthur J. Gallagher Broking (NZ) Limited	New Zealand
Elantis Premium Funding (NZ) Limited	New Zealand
Crombie Lockwood (NZ) Limited	New Zealand
Fraser MacAndrew Ryan Limited	New Zealand
Monument Premium Funding Limited	New Zealand
Monument Insurance (NZ) Limited	New Zealand
Offshore Market Placements Limited	New Zealand
PhilPacific Insurance Brokers and Managers, Inc. (13)	Philippines
Gallagher International Holdings (US) Inc.	Delaware
GGB Finance 4 Limited	England
Gallagher International Cash Management s.r.l.	Barbados
Arthur J. Gallagher (Singapore) Pte Ltd	Singapore
IBS Reinsurance Singapore Pte Ltd	Singapore
Hesse & Partner, AG (14)	Switzerland
Verbag AG.	Switzerland
Hesse Consulting Gmbh (14)	Switzerland
Nordic Försäkring & Riskhantering AB	Sweden
Brim AB	Sweden
SMERI AB	Sweden
Proinova AB	Sweden
Proinova Agency AB	Sweden
Gallagher Canada Acquisition Corporation	Canada
AJG North America ULC	Canada
Gallagher Energy Risk Services Inc.	Canada
Arthur J. Gallagher Group Quebec ULC	Canada

Name	State or Other Incorporation
Arthur J. Gallagher Canada Limited (15)	Canada
Cintran Claims Canada Limited	Canada
Pen Underwriting Canada Limited	Canada
GPL Assurance Inc.	Canada
Palmer Atlantic Insurance Ltd	Canada
Palmer Atlantic Risk Services Ltd.	Canada
Jones Brown Group Inc.	Canada
Jones Brown Inc. (16)	Canada
Jones Brown Insurance Solutions Inc.	Canada
Pearson Dunn Insurance Inc.	Canada
Game Day Insurance Inc.	Canada
Gallagher Benefit Services (Canada) Group Inc.	Canada
Keyser Benefits Corp.	Canada
2235158 Alberta Limited	Canada
CJM Solutions Inc.	Canada
Sinclair Billard and Weld Limited	Canada
EHS Holdings Limited	Canada
Tyloma Holdings Limited	Canada
Gallagher Benefit Services (Holdings) Limited	England
Gallagher Benefit Services Management Company Limited	England
Gallagher Risk & Reward Limited	England
Gallagher Communications Limited	England
Orb Financial Services Limited	England
Argentis Financial Group Limited	England
Kingston Smith Financial Advisors (17)	England
Argentis Financial Management Limited	England
Gatehouse Consulting Limited	England
Total Rewards Group (Holdings) Limited	England
Reward Management Limited	England
Anthony Hodges Consulting Limited	England
Learn About Money Limited	England
AIX Limited	England
Gallagher Caribbean Group Limited	St. Lucia
Mecacem Insurance SPC Ltd	Cayman Islands
Gallagher Insurance Brokers (Barbados) Limited	Barbados
Gallagher Insurance Brokers Jamaica Limited	Jamaica
Gallagher Insurance Brokers (St. Lucia) Limited	St. Lucia
Gallagher Insurance Brokers (St. Vincent) Limited	St. Vincent
Gallagher Insurance Brokers (St. Kitts & Nevis) Limited	St. Kitts and Nevis
CGM Gallagher Insruance Brokers (Trinidad & Tobago) Limited	Trinidad and Tobago
Artex Risk Solutions (International) Ltd	Guernsey
Artex Holdings (Gibraltar) Limited	Gibraltar
Artex Corporate Services Limited	Gibraltar
Artex Risk Solutions (Gibraltar) Limited	Gibraltar
Artex Risk Solutions (Guernsey) Limited	Guernsey
Artex Insurance ICC Limited	Guernsey
Artex Insurance (Guernsey) PCC Limited	Guernsey
Harlequin Insurance PCC Limited	Guernsey
Mannequin Insurance PCC Limited	Guernsey
Artex Holdings (Malta) Limited	Malta
Artex Insurance Brokers (Malta) PCC Limited	Malta
Osprey Insurance Brokers Limited	Malta
Artex Risk Solutions (Malta) Limited	Malta
Artex Corporate Services (Malta) Limited	Malta
Artex Risk Solutions (UK) Limited	England
Artex Risk Solutions (Singapore) Pte Ltd	Singapore
Heritage Insurance Brokers (CI) Limited	Guernsey
Hexagon Insurance PCC Limited	Guernsey
Septagon Insurance PCC Limited	Guernsey
Axe Insurance PCC Limited	Guernsey
Hexagon ICC Limited	Guernsey

Name	State or Other Incorporation
Horseshoe Insurance Services Holdings Ltd	Bermuda
Horseshoe Management Ltd.	Bermuda
Horseshoe Insurance Advisory Ltd.	Bermuda
Horseshoe Re Limited	Bermuda
Horseshoe Services (Cayman) Ltd	Cayman Islands
PEN Insurance Management Advisors Ltd	Bermuda
Horseshoe Services (Pty) Ltd	Sri Lanka
Horseshoe Management (Ireland) Ltd	Ireland
Horseshoe ILS Services UK Ltd	England
Horseshoe Corporate Services Ltd	Bermuda
Horseshoe Management (Gibraltar) Limited	Gibraltar
Convergence Risk Services Ltd	Bermuda
Horseshoe Fund Services Ltd	Bermuda
Horseshoe Fund Services (Cayman) Ltd	Cayman Islands
Greenseed Alternative Mangaers Platform Ltd	Bermuda
Horseshoe Insurance Services Holdings US, Inc.	Delaware
Horseshoe Fund Services USA, Inc.	Delaware
Horseshoe Insurance Advisors US, LLC	Delaware
Horseshoe PCC Limited	England
ILS Fund Services Ltd.	Bermuda
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher Management (Bermuda) Limited	Bermuda
Artex Risk Solutions (Cayman) Limited	Cayman Islands
Atrex Insurance (Cayman) SPC Limited	Cayman Islands
SEG Insurance Ltd (18)	Bermuda
Artex Intermediaries, Ltd	Bermuda
Artex Risk Solutions (Bermuda) Ltd	Bermuda
Artex (SAC) Limited	Bermuda
Arthur J. Gallagher Holdings (UK) Limited	England
GGB Finance 3 Limited	England
Gallagher Holdings (UK) Limited	England
GGB Finance 1 Limited	England
GGB Finance 2 Limited	England
Arthur J. Gallagher Services (UK) Ltd	England
Arthur J. Gallagher (UK) Limited	England
Risk Management Partners Limited	England
Alesco Risk Management Services Limited	England
Pen Underwriting Limited	England
Contego Underwriting Limited	England
Zenor Limited	England
Risk Services (NW) Limited	England
Portmore Insurance Brokers Limited	England
Portmore Insurance Brokers (Wilshire) Limited	England
Pavey Group Holdings (UK) Limited	England
Pavey Group Holdings Limited	England
Pavey Group Limited	England
Purple Bridge Group Limited (19)	England
Just Landlords Insurance Services Ltd	England
Vasek Insurance Services Limited	England
Unoccupied Direct Limited	England
Purple Bridge Investments Limited	England
Purple Bridge Publishing Limited	England
Purple Bridge Finance Limited	England
Purple Bridge Claims Management Limited	England
Purple Bridge Online Services Limited	England
Insure My Villa Limited	England

Name	State or Other Incorporation
Capsicum Reinsurance Brokers LLP (20)	England
Capsicum Reinsurance Brokers No. 1 LLP (21)	England
Capsicum Reinsurance Brokers No. 2 LLP (21)	England
YOA Capsicum Reinsurance Broker Limited (22)	Guernsey
Capsicum Reinsurance Brokers No. 3 LLP (21)	England
Capsicum Reinsurance Brokers Bermuda Limited	Bermuda
Capsicum Reinsurance Brokers No. 4 LLP (21)	England
Capsicum Reinsurance Brokers No. 5 LLP (21)	England
Capsicum Reinsurance Brokers No. 6 LLP (21)	England
Capsicum Reinsurance Brokers No. 7 LLP (21)	England
Capsicum Re Latin America Corretora De Resseguros Ltda	Brazil
Capsicum Reinsurance Brokers Miami, Inc.	Delaware
Capsicum CRLA LLP	Brazil
Capsicum Re Brasil Participacoes Ltda	Brazil
Capsicum Reinsurance Brokers No. 9 LLP (21)	England
Capsicum Reinsurance Brokers No. 10 LLP (21)	England
Capsicum Reinsurance Brokers No. 11 LLP (21)	England
Alize Limited	Bermuda
RGA Underwriting Limited	England
RGA Referencing Limited	England
Rentguard Limited	England
Home & Travel Limited	England
Stackhouse Poland Group Limited	England
Stackhouse Poland Midco Limited	England
Stackhouse Poland Bidco Limited	England
Stackhouse Poland Holdings Limited	England
Stackouse Poland Limited	England
Inspire Underwriting Limited	England
RSM Insurance Services Limited (23)	England
Foley Healthcare Limited	England
Honour Point Limited	England
HR Owen Insurance Services Limited (24)	England
Lucas Fettes Limited	England
Ptarmigan Underwriting UK Limited (25)	England
Ptarmigan Underwriting Agency Limited (26)	England
Lucas Fettes and Partners Limited	England
Protek Group Limited (27)	England
Antrobus Investments Limited	England
Insurance Acquisitions Holdings Limited	England
Quantum Underwriting Solutions Limited	England
Title Investments Limited	England
Title & Covenant Brokers Ltd.	England
Risk Solutions Group Limited	England
Property Insurance Initatives Limited	England
Coleman Group Holdings Limited	England
Coleman Holdings Limited	England
HLG Holdings Limited	England
Friary Intermediate Limited	England
Acumus Interco Limited	England
Acumus Holdings Limited	England
Arthur J. Gallagher Housing Limited (28)	England
Heath Lambert Limited	England
Gallagher Benefits Consulting Limited	England
Heath Lambert Overseas Limited	England
Fenchurch Faris Limited (29)	Jordan
Fenchurch Faris Limited (30)	Saudi Arabia
Gallagher Holdings Three (UK) Limited	England
Insurance Dialogue Limited	England
Blenheim Park Ltd	England
Blenheim Park Services Limited	England
Property and Commercial Limited	England
Belmont Insurance Holdings Limited	England
Belmont International Limited	England

Name	State or Other Incorporation
Rio 587 Limited	England
Rio 588 Limited	England
Quillco 226 Limited	Scotland
Quillco 227 Limited	Scotland
Ink Underwriting Agencies Limited	England
Giles Holdings Limited	Scotland
RA Rossborough (Insurance Brokers) Ltd	Jersey
Rossborough Insurance Services, Ltd. (Jersey)	Jersey
Rossborough Insurance (IOM) Ltd.	Isle of Man
Rossborough Healthcare International Ltd	Guernsey
RA Rossborough (Guernsey) Ltd.	Guernsey
Arthur J. Gallagher Insurance Brokers Limited (31)	Scotland
Igloo Insurance PCC Limited	Guernsey
Gallagher Holdings Four (UK) Limited	England
OAMPS (UK) Limited	England
OAMPS Special Risks Ltd	England
Evolution Underwriting Group Limited	England
Evolution Underwriting Limited	England
Evolution Risk Services Limited	England
Evolution Technology Services Limited	England
Oval Limited	England
Oval Healthcare Limited	England
Oval Management Services Limited	England
Oval Insurance Broking Limited	England

Notes

(1)	15% of the Membership Interests of this subsidiary is owned by an unrelated third party.
(2)	50% owned by an unrelated third party.
(3)	60% owned by third party.
(4)	Gallagher International Holdings (US) Inc. is a 98% partner in the Bermuda Partnership.
(5)	Holds 21.27% ownership interest in Casanueva Perez S.A.P. de C.V. (Grupo CP).
(6)	23.17% owned by management.
(7)	18.42% owned by management.
(8)	8.06% owned by management.
(9)	40.96% owned by management.
(10)	5.03% owned by management.
(11)	11% owned by management.
(12)	25% owned by management.
(13)	33.34% owned by Arthur J. Gallagher (Bermuda) Holdings Partnership; remainder owned by management.
(14)	35% owned by management.
(15)	6.4% owned by local management.
(16)	48.54% owned by Arthur J. Gallagher Canada Limited.
(17)	50% owned by Argentis Financial Group Ltd.
(18)	76% of the Common Stock of this subsidiary is owned by two third parties.
(19)	30% owned by management.
(20)	67% owned by management.
(21)	40% owned by management.
(22)	50% owned by management.
(23)	33% owned by Stackhouse Poland Holdings Limited and 67% owned by unrelated third party.
(24)	35% owned by Stackhouse Poland Holdings Limited, 60 % owned by unrelated third party and 5% owned by management.
(25)	67% owned by Lucas Fettes Limited and 33% owned by management.
(26)	60% owned by Lucas Fettes Limited and 40% owned by management.
(27)	33% owned by Lucas Fettes Limited. 67% owned by management.
(28)	22.5% owned by Friary Intermediate Ltd.
(29)	90% owned by unrelated party
(30)	14% owned by Heath Lambert Overseas Limited, 40% by direct parent and 46% by unrelated party.
(31)	51% owned by Rio 588 Ltd. and 49% owned by Giles Holding.